UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 25, 2013

Date of Report

(Date of earliest event reported)

WSFS Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

WSFS FINANCIAL CORPORATION

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

Four proposals were submitted to a vote of security holders at our Annual Stockholder’s Meeting held on April 25, 2013:

Proposal Number 1:	Election of Directors
Proposal Number 2:	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2013
Proposal Number 3:	Approval of the WSFS Financial Corporation 2013 Incentive Plan
Proposal Number 4:	Approval of the WSFS Financial Corporation Non-Plan Stock Option Agreement

The total number of shares of our common stock, par value of $0.01 per share, voted in person or by proxy at the Annual Stockholders’ Meeting was 7,836,576, representing approximately 89% of the 8,782,933 shares outstanding and entitled to vote at the Annual Stockholders’ Meeting.

All matters voted upon at the Annual Stockholders’ Meeting were approved with the required votes. The number of votes cast for, against or withheld, as well as the number of the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal Number 1: Election of Directors

The Board of Directors nominated the following four persons for election:

•	Eleuthère I. du Pont, for a three-year term

•	Calvert A. Morgan, Jr., for a three-year term

•	Marvin N. Schoenhals, for a three-year term

•	David G. Turner, for a three-year term

All nominees proposed were elected.

The votes cast for each nominee were as follows:

	For	Withheld	Broker Non-vote
Eleuthère I. du Pont	6,933,651	14,544	888,381
Calvert A. Morgan, Jr.	6,934,720	13,476	888,381
Marvin N. Schoenhals	6,794,257	153,938	888,381
David G. Turner	6,934,120	14,076	888,381

Proposal Number 2: Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2013

This proposal gave shareholders the opportunity to ratify our appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

This proposal was approved. The votes cast were as follows:

For	Against	Abstain	Broker Non-vote
7,202,354	628,990	5,232	0

Proposal Number 3: Approval of the WSFS Financial Corporation 2013 Incentive Plan

We asked stockholders to approve an incentive plan for our Associates, officers and directors.

This proposal was approved. The votes cast were as follows:

For	Against	Abstain	Broker Non-vote
6,565,190	370,311	12,695	888,380

Proposal Number 4: Approval of the WSFS Financial Corporation Non—Plan Stock Option Agreement

We asked stockholders to approve a change in the future incentive compensation of our CEO.

This proposal was approved. The votes cast were as follows:

For	Against	Abstain	Broker Non-vote
6,789,309	146,992	11,896	888,380

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date: April 29, 2013	By:	/s/ Stephen A. Fowle
Stephen A. Fowle Executive Vice President and Chief Financial Officer